Seligman New Technologies Fund II
                                                                   Symbol: XSNTX

                                            Fund Fact Sheet as of March 31, 2003
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Fund Objective

The Fund seeks long-term capital appreciation by investing in companies considered by Seligman to rely significantly on technological events or advances in their product development, production, or operations. The Fund seeks to identify and invest in companies that will bring us tomorrow's technologies, including private companies typically not available to the general public.

Inception Date: June 22, 2000

Net Asset Value Per Share as of 3/31/03: $3.36

Average Annual Returns*

                                         Without            With
                                       Sales Charge      Sales Charge

1 Year                                   (58.16)%              --
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Since Inception                          (50.57)           (51.51)%
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Market Overview

Despite newly minted budgets, most corporations are still spending cautiously. While IT spending remains soft, we continue to be cautiously optimistic about technology. We remain focused on software, particularly on companies that are introducing new products to help lower customers' cost of ownership and add features. With no significant up-tick in demand, we remain very concerned about Semiconductors, Semiconductor Capital Equipment, and the Telecommunications "food chain."

With the IPO market essentially closed, we believe private tech companies face three choices: find a strategic buyer, raise more private money, or become cash-positive quickly. The first two options remain difficult. First quarter 2003 M&A activity slowed to half of what it was a year earlier, and private investors remain cautious. Some fortunate companies may be able to become cash-positive through rapid revenue growth, but weak enterprise demand, combined with customers' reluctance to take a chance on private vendors, will make this extremely difficult for most. We believe our best-run private portfolio companies are being very careful with expenses, generally cutting costs that have relatively short-term impact -- such as in sales and marketing -- while maintaining funding for key long-term research and development projects. We believe this strategy can make them more attractive to potential buyers, who typically focus on the unique product of the acquisition target rather than infrastructure.

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* For the periods ended 3/31/.03. Past performance is no guarantee of future results. Return figures assume the reinvestment of all dividends and distributions. Since inception returns are calculated without and with the effect of the initial 5.2% maximum sales charge. The sales charge applies only to shares sold at the inception of the Fund. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. In addition, an investment in the Fund involves investment risks, including the possible loss of principal.

The Fund is closed to new investment. The Fund is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please see the offering prospectus. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and may not be so construed.

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Composition of Net Assets

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Short-Term Holdings/
  Other Assets Less Liabilities                                 7.9%
Venture Capital                                                31.2%
Public Companies                                               60.9%

Top Public Holdings

Represents 25.8% of net assets

Synopsys
Software
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Microsoft
Software
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Symantec
Software
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Lexmark International
Computers and Peripherals
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Laboratory Corp. of American Holdings
Health Care
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Dell Computer
Computers and Peripherals
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Quest Diagnostics
Health Care
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SunGard Data Systems
IT Consulting and Services
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Amdocs
IT Consulting and Services
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Printcafe Software
Software
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Top Public Industries

                                                           Percent of Net Assets
Software                                                           23.6%
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Computers and Peripherals                                           7.5
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IT Consulting and Services                                          6.5
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Media                                                               3.9
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Health Care                                                         7.8
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Venture Capital Industries

                                                           Percent of Net Assets
Digital Enabling Technologies                                      17.0%
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Broadband and Fiber Optics                                          2.6
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Enterprise Business Infrastructure                                  2.0
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Wireless                                                            0.8
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Internet Business-to-Consumer                                       0.0
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Other                                                               8.8
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Top Venture Capital Holdings

Represents 25.8% of net assets

TruSecure
Digital Enabling Technologies
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Kintana
Digital Enabling Technologies
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MarketSoft
Digital Enabling Technologies
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GMP Companies
Other
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Far Blue
Other
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Vividence
Digital Enabling Technologies
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Adexa
Enterprise Business Infrastrucure
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Asia Internet Capital Ventures
Other
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Blue Pumpkin Software
Digital Enabling Technologies
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Nextest Systems
Other
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      The Fund is actively managed and its holdings are subject to change.

The views and opinions expressed are those of J. & W. Seligman & Co. Incorporated, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, technology stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's prospectus for more information about risk.

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EQNTFII8 3/03                                   Distributed by Seligman Advisors